POWER OF ATTORNEY

The undersigned, as a Section 16 reporting person of Barracuda Networks, Inc.
(the "Company"),
hereby constitutes and appoints William D. Jenkins, Jr. and Diane C. Honda, the undersigned's true and
lawful attorney-in-fact to:

1.
prepare, execute in the undersigned's name and on the undersigned's behalf, and submit
to the Securities and Exchange Commission (the "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain
EDGAR codes and passwords enabling the undersigned to make electronic filings with
the SEC of reports required by Section 16(a) of the Securities Exchange Act of
1934 or
any rule or regulation of the SEC;
2.
complete and execute Forms 4 and 5 and other forms and all amendments thereto as such
attorney-in-fact shall in his discretion determine to be required or advisable pursuant to
Section 16 of the Securities Exchange Act of 1934 (as amended) and the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of
the Company; and
3.
do all acts necessary in order to file such forms with the SEC, any securities exchange or
national association, the Company and such other person or agency as the attorney-in-fact
shall deem appropriate.
The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall do or
cause to be done by virtue hereof. The undersigned acknowledges that the foregoing attorney-in-fact, in
serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming,
any of the undersigned's responsibilities to comply with Section 16 of the
Securities Exchange Act of
1934 (as amended).

This Power of Attorney shall remain in full force and effect until the undersigned is no longer
required to file Forms 4 and 5 with respect to the undersigned's holdings of and transactions in securities
issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the
Company and the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as
of this 11th day of August, 2016.

Signature:
Print Name: John H. Kispert